UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 16, 2026

NATIONAL HEALTH INVESTORS INC

(Exact name of registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129

(Address of principal executive offices) (Zip code)

(615) 890-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	NHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On March 16, 2026, National Health Investors, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with each of BMO Capital Markets Corp., BofA Securities, Inc., Cantor Fitzgerald & Co., Huntington Securities, Inc., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., PNFP Capital Markets, Inc., Regions Securities LLC, Stifel, Nicolaus & Company, Incorporated and Wells Fargo Securities, LLC, as sales agents, principals and/or (except in the case of PNFP Capital Markets, Inc.) Forward Sellers (as defined below) (in such capacity, each a “Sales Agent,” and together, the “Sales Agents”), and each of the Forward Purchasers (as defined below). Pursuant to the Equity Distribution Agreement, an initial aggregate gross sales price not to exceed $500,000,000 of the Company’s common stock (the “Common Stock”) may be offered and sold from time to time through the Sales Agents, as the Company’s sales agents, or, if applicable, as Forward Sellers, or directly to the Sales Agents, as principals.

The Common Stock sold in the offering will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2026, and the accompanying base prospectus dated March 16, 2026 forming part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-294344) filed with the SEC on March 16, 2026.

Subject to the terms and conditions of the Equity Distribution Agreement, the Sales Agents, whether acting as the Company’s sales agents or as Forward Sellers, will use commercially reasonable efforts, consistent with normal trading and sales practices and applicable law and regulations, to sell the Common Stock that may be designated by the Company (if acting as the Company’s sales agents) and the Common Stock borrowed from third parties (if acting as Forward Sellers), in each case on the terms and subject to the conditions of the Equity Distribution Agreement. Sales, if any, of the Common Stock made through the Sales Agents, as the Company’s sales agents or as Forward Sellers pursuant to the Equity Distribution Agreement, may be made in negotiated transactions, including transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), by means of ordinary brokers’ transactions at market prices prevailing at the time of sale, including sales made directly on the New York Stock Exchange, or sales made to or through a market maker and sales made through other securities exchanges or electronic communications networks. The Company also may sell Common Stock to any Sales Agent, as principal for its own account, at a price per share to be agreed upon at the time of sale. If the Company sells Common Stock to any Sales Agents, as principal, it will enter into a separate agreement with such Sales Agent, as applicable, setting forth the terms of such transaction.

The Company or any Sales Agent may at any time suspend an offering of Common Stock pursuant to the terms of the Equity Distribution Agreement. The offering of Common Stock pursuant to the Equity Distribution Agreement will terminate upon the earlier of (i) the sale of the Common Stock subject to the Equity Distribution Agreement and any terms agreement having an aggregate sale price equal to $500,000,000 and (ii) the termination of the Equity Distribution Agreement by the Company, the Sales Agents or the Forward Purchasers as permitted therein.

The Company made certain customary representations, warranties and covenants concerning the Company and the Common Stock in the Equity Distribution Agreement and also agreed to indemnify the Sales Agents and the Forward Purchasers against certain liabilities, including liabilities under the Securities Act.

The Equity Distribution Agreement provides that, in addition to the sale of Common Stock to or through the Sales Agents, the Company may enter into forward sale agreements with each of Bank of Montreal, Bank of America, N.A., CF Secured, LLC, Huntington Securities, Inc., JPMorgan Chase Bank, National Association, KeyBanc Capital Markets Inc., Regions Securities LLC, Stifel, Nicolaus & Company, Incorporated and Wells Fargo Bank, National Association (or their respective affiliates), as forward purchasers (in such capacity, the “Forward Purchasers”), in a form attached as Exhibit G to the Equity Distribution Agreement (the “Forward Sale Agreements”). In connection with any Forward Sale Agreement, the relevant Forward Seller (or its affiliate) will, at the Company’s request, use commercially reasonable efforts, consistent with normal trading and sales practices and applicable law and regulations, to sell a number of shares of Common Stock equal to the number of shares of Common Stock underlying the particular Forward Sale Agreement.

In this Current Report on Form 8-K, a Sales Agent, when acting as sales agent for the relevant Forward Purchaser, is referred to, individually, as a “Forward Seller” and, collectively, as the “Forward Sellers.” Unless otherwise expressly stated or the context otherwise requires, references herein to the “related” or “relevant” Forward Purchaser mean, with respect to any Sales Agent, the affiliate of such Sales Agent that is acting as Forward Purchaser or, if applicable, such Sales Agent acting in its capacity as Forward Purchaser.

The Company will not receive any proceeds from any sales of Common Stock by a Forward Seller in connection with a Forward Sale Agreement. The Company expects to fully physically settle each Forward Sale Agreement, if any, with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of such Forward Sale Agreement, in which case the Company expects to receive aggregate net cash proceeds at settlement equal to the number of shares of the Common Stock underlying such Forward Sale Agreement multiplied by the then-applicable forward sale price per share.

Although the Company expects to settle the Forward Sale Agreements by the physical delivery of shares of Common Stock in exchange for cash proceeds, the Forward Sale Agreements will allow the Company to elect cash settlement or net share settlement. If the Company elects to cash settle any Forward Sale Agreement, then the Company may not receive any proceeds, and the Company may owe cash to the relevant Forward Purchaser. If the Company elects to net share settle any Forward Sale Agreement, then the Company will not receive any cash proceeds, and the Company may owe shares of Common Stock to the relevant Forward Purchaser.

The Company intends to use the net proceeds from this offering and the settlement of any Forward Sale Agreement for general corporate purposes, which may include future acquisitions and repayment of indebtedness, including borrowings under the Company’s credit facilities.

The compensation to each Sales Agent will be a mutually agreed commission that will not exceed, but may be lower than, 1.50% of the gross sales price of the Common Stock sold through it as the Company’s sales agent pursuant to the Equity Distribution Agreement. The compensation to each Forward Seller will be a mutually agreed commission in the form of a reduction to the initial forward price under a related Forward Sale Agreement that will not exceed, but may be lower than, 1.50% of the gross sales price of the borrowed shares of the Common Stock sold through such Forward Seller during the applicable forward hedge selling period for such Common Stock.

A copy of the Equity Distribution Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference, and a copy of the Form of Forward Sale Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 1.1 and Exhibit 99.1, as applicable.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated March 16, 2026, by and among National Health Investors, Inc. and each of BMO Capital Markets Corp., BofA Securities, Inc., Cantor Fitzgerald & Co., Huntington Securities, Inc., J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., PNFP Capital Markets, Inc., Regions Securities LLC, Stifel, Nicolaus & Company, Incorporated and Wells Fargo Securities, LLC, and certain of their affiliates.

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Stock.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

99.1	Form of Forward Sales Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:	/s/ John L. Spaid
Name:	John L. Spaid
Title:	Chief Financial Officer

Date: March 16, 2026